UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2007

NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

1-10074
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	34-1111088 (I.R.S. Employer Identification Number)
1900 East Ninth Street
Cleveland, Ohio 44114
(Address of principal executive offices and zip code)
(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
National City Corporation, a Delaware corporation (the “Company”), and National City Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on August 30, 2007 the public offering of $517,500,000 aggregate principal amount of Enhanced Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to a Purchase Agreement dated August 24, 2007, among the Company, the Trust, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (collectively, the “Underwriters”) named in Schedule A thereto. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”), between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of $1,000,000 of its Common Securities, were invested by the Trust in the Company’s junior subordinated debt securities (the “Junior Subordinated Debt Securities”), issued pursuant to a Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as supplemented by a Third Supplemental Indenture, dated August 30, 2007, between the Company and The Bank of New York Trust Company, N.A. The Junior Subordinated Debt Securities have a scheduled maturity date of September 15, 2047 and a final maturity date of August 30, 2067. The Capital Securities, the Junior Subordinated Debt Securities and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-138195 and 333-138195-01).
On August 30, 2007, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the Junior Subordinated Debt Securities unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

1.1	Purchase Agreement, dated August 24, 2007, between the Company, the Trust, and Citigroup Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2007, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated August 30, 2007, between the Company and The Bank of New York Trust Company, N.A. as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of August 30, 2007, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Junior Subordinated Debt Security (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of August 30, 2007, between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the capital securities of National City Capital Trust IV, dated August 30, 2007.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated August 30, 2007.

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of the Company, dated as of August 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 30, 2007

NATIONAL CITY CORPORATION

By:	/s/ Carlton E. Langer

Name: Title:	Carlton E. Langer Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS
1.1	Purchase Agreement, dated August 24, 2007, between the Company, the Trust, and Citigroup Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2007, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated August 30, 2007, between the Company and The Bank of New York Trust Company, N.A. as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of August 30, 2007, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Junior Subordinated Debt Security (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of August 30, 2007, between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the capital securities of National City Capital Trust IV, dated August 30, 2007.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated August 30, 2007.

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of the Company, dated as of August 30, 2007.